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                                                                    EXHIBIT 10.5

                                COLLATERAL PLEDGE
                             AND SECURITY AGREEMENT

                          Dated as of November 22, 2004

                                      among

                  CHARTER COMMUNICATIONS HOLDING COMPANY, LLC.
                                   as Pledgor,

                          CHARTER COMMUNICATIONS, INC.,
                                   as Pledgee,

                             WELLS FARGO BANK, N.A.
                                 as Trustee, and

                             WELLS FARGO BANK, N.A.
                               as Collateral Agent

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      This Collateral Pledge and Security Agreement (as supplemented from time to time, this "Pledge Agreement") is made and entered into as of November 22, 2004 among Charter Communications Holding Company, LLC, a Delaware limited liability company (the "Pledgor"), having its principal offices at 12444 Powerscourt Drive, Suite 1000, St. Louis, Missouri 63131, Charter Communications, Inc., a Delaware corporation ("CCI"), having its principal offices at 12444 Powerscourt Drive, Suite 1000, St. Louis, Missouri 63131 Wells Fargo Bank, N.A., a national banking association, as trustee (in such capacity, the "Trustee") for the holders (the "Holders") of the CCI Notes (as defined herein) issued by the Pledgor under the CCI Indenture referred to below, and Wells Fargo Bank, N.A., as collateral agent for CCI (in such capacity, the "Collateral Agent") and securities intermediary.

                              W I T N E S S E T H:

      WHEREAS, CCI and Citigroup Global Markets, Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers (the "Initial Purchasers"), are parties to a Purchase Agreement dated November 16, 2004 (the "Purchase Agreement"), pursuant to which CCI will issue and sell to the Initial Purchasers $862,500,000 aggregate original principal amount of 5.875% Convertible Senior Notes due 2009 (the "CCI Notes");

      WHEREAS, CCI and Wells Fargo Bank, N.A., as Trustee, have entered into that certain indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which CCI is issuing the CCI Notes on the date hereof;

      WHEREAS, CCI is using the proceeds of the issuance of the CCI Notes to purchase from the Pledgor a mirror note (the "Mirror Note") made by the Pledgor on November 22, 2004, in the original principal amount of $862,500,000;

      WHEREAS, the Pledgor has agreed to secure its obligations under the Mirror Note by purchashing and pledging to CCI U.S. Government Obligations (as defined in the CCI Indenture governing the CCI Notes) in an amount that will be sufficient upon receipt of scheduled payments of such securities to provide for payment in full of the first six scheduled interest payments due on the original principal amount of the Mirror Note (such obligation, together with the obligation to repay the principal, premium, if any, interest (including Liquidated Damages, if any), fees, expenses or otherwise on the Mirror Note, this Agreement and any other transaction document related thereto in the event that the Mirror Note becomes due and payable prior to such time as the first six scheduled interest payments on the original principal amount thereof shall have been paid in full, being collectively referred to herein as the "Obligations");

      WHEREAS, the Collateral Agent has established an account (the "Collateral Account") with Wells Fargo Bank, N.A., at its office at Sixth & Marquette, N9303-120, Minneapolis, MN 55479, Account No. 16781601, in the name of Wells Fargo Bank, N.A., as Collateral Agent for the benefit of the trustee and holders of the 5.875% Convertible Senior Notes Due 2009 of Charter Communications, Inc. and designated as "Charter Communications, Inc. Pledge Account"; and

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      WHEREAS, it is a condition precedent to the purchase of the CCI Notes by the Initial Purchasers pursuant to the Purchase Agreement that the Pledgor shall have applied certain of the proceeds of the purchase by CCI of the Mirror Note to purchase the Pledged Securities (as defined below) and deposit such Pledged Securities into the Collateral Account to be held therein subject to the terms of this Pledge Agreement, shall have granted the assignment, security interest and control, and made the pledge and assignment, contemplated by this Pledge Agreement, and shall have consented to CCI's repledge of the Pledged Securities to the Collateral Agent for the benefit of the Trustee and the Holders, at the Time of Delivery (as defined in the Purchase Agreement), pursuant to a Collateral Pledge and Security Agreement dated as of November 22, 2004 (the "CCI Pledge Agreement") by and among CCI as the pledgor, the Collateral Agent and the Trustee.

      NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Initial Purchasers to purchase the CCI Notes and CCI to use the proceeds of the sale of the CCI Notes to purchase the Mirror Note, the Pledgor, CCI, the Trustee and the Collateral Agent hereby agree, for the benefit of CCI and for the indirect benefit of the Initial Purchasers and for the ratable benefit of the Holders, as follows:

      SECTION 1. Definitions, Appointment; Deposit and Investment

      1.1 Definitions.

      (a) Unless otherwise defined in this Pledge Agreement, terms defined or referenced in the CCI Indenture are used in this Pledge Agreement as such terms are defined or referenced therein.

      (b) Unless otherwise defined in the CCI Indenture or in this Pledge Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") from time to time and/or in Section 357.2 of the Treasury Regulations (as defined in Section 1.1(c)) are used in this Pledge Agreement as such terms are defined in such
Article 8 or 9 and/or such Section 357.2.

      (c) In this Pledge Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Cash Equivalents" means, to the extent owned by the Pledgor free and clear of all Liens other than Liens created hereunder and under the CCI Pledge Agreement, U.S. Government Obligations.

      "CCI" has the meaning specified in the recitals of the parties hereto.

      "CCI Indenture" means the indenture dated as of November 22, 2004 between CCI and the Trustee, pursuant to which the CCI Notes are issued.

      "CCI Pledge Agreement" has the meaning specified in the recitals of the parties hereto.

      "C.F.R." means U.S. Code of Federal Regulations.

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      "Collateral" has the meaning specified in Section 1.3 hereof.

      "Collateral Account" has the meaning specified in the recitals of the parties hereof.

      "Collateral Agent" has the meaning specified in the recitals of the parties hereto.

      "Collateral Investments" has the meaning specified in Section 5 hereof.

      "Entitlement holder" has the meaning specified in N.Y. Uniform Commercial Code Section 8-102(a)(7) or in respect of any Book entry Security, the meaning specified for "Entitlement Holder" in 31 C.F.R. Section 357.2 or as applicable to such Book entry Security, the corresponding federal book-entry regulations.

      "FRBMN" means Federal Reserve Bank of Minneapolis.

      "FRBMN Account" means the FRBMN Member Securities Account maintained in the name of the Collateral Agent by the FRBMN.

      "FRBMN Member" means any Person that is eligible to maintain (and that maintains) with the FRBMN one or more FRBMN Member Securities Accounts in such Person's name.

      "FRBMN Member Securities Account" means, in respect of any Person, an account in the name of such Person at the FRBMN, to which account U.S. Government Obligations held for such Person are or may be credited.

      "Holders" has the meaning specified in the recitals of the parties hereto.

      "Initial Purchasers" has the meaning specified in the recitals of the parties hereof.

      "CCI Notes" has the meaning specified in the recitals of the parties hereof; provided that CCI Note shall mean each $1,000 original principal amount of CCI Notes.

      "N.Y. Uniform Commercial Code" has the meaning specified in Section
1.1(b).

      "Obligations" has the meaning specified in the recitals of the parties hereof.

      "Purchase Agreement" has the meaning specified in the recitals of the parties hereof.

      "Pledged Securities" has the meaning specified in Section 1.3 hereof.

      "Pledgor" has the meaning specified in the recitals of the parties hereto.

      "Pledgor Funds" has the meaning specified in Section 6(b) hereof.

      "Pledgor's Designee" has the meaning specified in Section 6(b) hereof.

      "Securities intermediary" means a Person that is a "securities intermediary" (as defined in N.Y. Uniform Commercial Code Section 8-102(a)(14)) and, in respect of any Book entry Security, a "Securities Intermediary" (as defined in 31 C.F.R. Section 357.2 or,

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as applicable to such Book entry Security, as defined in the corresponding federal book entry regulations).

      "Security" has the meaning specified in Section 8-102(a)(15) of the N.Y. Uniform Commercial Code or, in respect of any Book entry Security, has the meaning specified for "Security" in 31 C.F.R. Section 357.2 (or as applicable to such Book entry Security, the corresponding federal book entry regulations).

      "Security entitlement" has the meaning specified in N.Y. Uniform Commercial Code Section 8-102(a)(17) or, in respect of any Book entry Security, has the meaning specified for "Security Entitlement" in 31 C.F.R. Section 357.2 (or, as applicable to such Book entry Security, the corresponding federal book entry regulations).

      "Settlement Date" means, as to any U.S. Government Obligations, the date on which the purchase of such U.S. Government Obligations shall have been settled.

      "Termination Date" means the earlier of (a) the date of the payment in full in cash of each of the first six scheduled interest payments due on the original principal amount of the CCI Notes under the terms of the CCI Indenture and (b) the date of the payment in full of all obligations due and owing under this Pledge Agreement (in cash), the CCI Pledge Agreement, the Mirror Note, the CCI Indenture and the CCI Notes (whether upon conversion, redemption, repurchase or otherwise), in the event such obligations become due and payable prior to the payment of the first six scheduled interest payments on the original principal amount of the CCI Notes.

      "Time of Delivery" has the meaning specified in the Purchase Agreement.

      "Treasury Regulations" means (a) the federal regulations contained in 31 C.F.R. Part 357 (including, without limitation, Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 of 31 C.F.R.) and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time) the federal regulations governing other U.S. Government Obligations.

      "Trustee" has the meaning specified in the recitals of parties hereto.

      "Uncertificated Security" has the meaning specified in Section 8-102(a)(18) of the N.Y. Uniform Commercial Code.

      1.2 Appointment of the Collateral Agent. CCI hereby appoints the Collateral Agent as Collateral Agent for CCI and in accordance with the terms and conditions set forth herein and the Collateral Agent hereby accepts such appointment.

      1.3 Pledge and Grant of Security Interest. As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby assigns and pledges to the Collateral Agent for the benefit of CCI and for the indirect benefit of the Trustee and the ratable indirect benefit of the Holders and hereby grants to the Collateral Agent for the benefit of CCI and for the indirect benefit of the Trustee and for the ratable indirect benefit

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of the Holders, a continuing lien on and security interest in, and control of, all of its right, title and interest in and to the following property, whether now existing or hereafter acquired or arising: (a) the U.S. Government Obligations identified by CUSIP No. in Part I of Schedule I to this Pledge Agreement (the "Pledged Securities"), (b) the security entitlements described in
Part II of said Schedule I with respect to the financial assets described, the securities intermediary named, and the securities account referred to therein,
(c) the Collateral Account, all security entitlements from time to time carried in the Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, (d) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, representing or evidencing the Collateral Investments, and any and all security entitlements to the Collateral Investments, and any and all related securities accounts in which any security entitlements to the Collateral Investments are carried, (e) all notes, certificates of deposit, deposit accounts, checks and other instruments, if any, from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of the Pledgor and specifically designated by the Pledgor to be in substitution for any or all of the then existing Collateral, (f) all interest, dividends, cash, instruments and other property, if any, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral and (g) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses
(a)-(f) of this Section 1.3 and, to the extent not otherwise included, all (i) payments under insurance (whether or not CCI or the Trustee is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash proceeds of any and all of the foregoing Collateral (such property described in clauses (a) through (g) of this Section 1.3 being collectively referred to herein as the "Collateral"). Without limiting the generality of the foregoing, this Pledge Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Pledgor to CCI under the Mirror Note, this Pledge Agreement and any other transaction documents related thereto but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

      SECTION 2. Establishment and Maintenance of Collateral Accounts.

      (a) Prior to or concurrently with the execution and delivery hereof, the Collateral Agent shall establish the Collateral Account on its books as a separate account segregated from all other custodial or collateral accounts at its office at Sixth & Marquette, N9303-120, Minneapolis, MN 55479. The Pledgor and the Collateral Agent will maintain the Collateral Account as a securities account in the State of Minnesota.

      The following provisions shall apply to the establishment and maintenance of the Collateral Account:

            (i) The Collateral Agent shall cause the Collateral Account to be, and the Collateral Account shall be, separate from all other accounts maintained by the Collateral Agent.

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            (ii)  The Collateral Agent shall, in accordance with all applicable laws, have sole dominion and control over the Collateral Account.

            (iii) It shall be a term and condition of the Collateral Account and the Pledgor irrevocably instructs the Collateral Agent, notwithstanding any other term or condition to the contrary in any other agreement, that no amount (including interest on Collateral Investments) shall be released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person except as expressly provided in this Pledge Agreement.

            (iv) Neither CCI nor the Collateral Agent shall give, and the Collateral Agent (in its capacity as securities intermediary in respect of the Collateral Account) shall not comply with, any entitlement orders or directions that are inconsistent with the provisions of the CCI Pledge Agreement or the rights of the Collateral Agent (as defined in the CCI Pledge Agreement), the Trustee and the holders of the CCI Notes under the CCI Pledge Agreement or the CCI Indenture.

      (b) Prior to or at the Time of Delivery, the Pledgor shall transfer, or cause to be transferred, to the Collateral Agent the U.S. Government Obligations listed on Schedule I hereto totaling an amount equal to $143,781,664.73. All such U.S. Government Obligations shall be credited to the Collateral Account as Collateral hereunder and the Collateral Agent shall ensure that, upon transfer of such U.S. Government Obligations on the relevant date, the FRBMN indicates by book entry that those U.S. Government Obligations being settled on such date are credited to the FRBMN Account. The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

      (c) The Collateral Agent will, from time to time, reinvest the proceeds of Collateral that may mature or be sold in such Collateral Investments (in the name of the Collateral Agent) as it may be directed in writing by CCI, and cause such Collateral Investments to be credited to the Collateral Account as Collateral hereunder. Any such proceeds that CCI directs the Collateral Agent in writing not to reinvest in Collateral Investments or for which no investment instructions are received shall be held in the Collateral Account.

      SECTION 3. Delivery and Control of Collateral. (a) All certificates or instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer or delivery, or, at the request of the Collateral Agent, shall be accompanied by duly executed instruments of transfer or assignment in blank. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

      (b) With respect to any Collateral that constitutes a security and is not represented or evidenced by a certificate or instrument, the Pledgor shall cause the issuer

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thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with the Collateral Agent and the Pledgor that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Pledgor, the terms of such agreement to be consistent with the terms of this Agreement (if applicable).

      (c) With respect to any Collateral that constitutes a security entitlement, (i) if the securities intermediary is the FRBMN, any other Federal Reserve Bank, or the Collateral Agent (in its capacity as securities intermediary), the Pledgor shall cause the securities intermediary with respect to such security entitlement to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary, (ii) if such securities intermediary is neither the Collateral Agent nor a Federal Reserve Bank, the Pledgor shall cause the securities intermediary with respect to such security entitlement either (A) to agree in writing with the Pledgor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Pledgor has a security entitlement) originated by the Collateral Agent without further consent of the Pledgor, the terms of such agreement to be consistent with the terms of this Agreement (if applicable), or (B) to deliver the financial assets underlying such security entitlement to the Collateral Agent for deposit in the Collateral Account.

      (d) With respect to any Collateral that constitutes a securities account, the Pledgor will comply with subsection (c) of this Section 3 with respect to all security entitlements carried in such securities account.

      (e) [RESERVED]

      (f) [RESERVED]

      (g) [RESERVED]

      SECTION 4. Delivery of Collateral Other than U.S. Government Obligations.
(a) Collateral consisting of cash will be deemed to be delivered to the Collateral Agent (such that the Collateral Agent will have an enforceable lien and security interest thereon and therein for the benefit of CCI) when it has been (and for so long as it shall remain) deposited in or credited to the Collateral Account.

      (b) Collateral consisting of Cash Equivalents (other than U.S. Government Obligations) will be deemed to be delivered to the Collateral Agent (such that the Collateral Agent will have an enforceable lien and security interest thereon and therein for the benefit of CCI) when they have been (and for so long as they shall remain) deposited in or credited to the Collateral Account.

      (c) Collateral consisting of uncertificated securities (other than U.S. Government Obligations) will be deemed delivered to the Collateral Agent when the Collateral Agent (A) shall indicate by book entry that such securities have been credited to the Collateral Account or (B) shall receive such security (or a financial asset based on such security) for the

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Collateral Account from or at the direction of the Pledgor, and shall accept such security (or such financial asset) for credit to the Collateral Account.

      (d) Collateral consisting of securities, and represented or evidenced by certificates or instruments, will be deemed delivered to the Collateral Agent when all such certificates or instruments representing or evidencing the Collateral, including, without limitation, amounts invested as provided in
Section 5, shall be delivered to the Collateral Agent and held by or on behalf of the Collateral Agent pursuant hereto and shall be in registered form and specially endorsed to the Collateral Agent by an effective endorsement, all in form and substance sufficient to convey a valid security interest in such Collateral to the Collateral Agent for the benefit of CCI or shall be credited to the Collateral Account.

      SECTION 5. Investing of Amounts in the Collateral Accounts. The Pledgor acknowledges and agrees that any uninvested amounts from time to time credited to or existing in the Collateral Account shall be invested at the direction of CCI, pursuant to Section 5 of the CCI Pledge Agreement, subject to all of the terms and conditions of the CCI Pledge Agreement.

      SECTION 6. Disbursements.

      (a) The Pledgor acknowledges and agrees that Collateral Agent shall hold the Collateral in the Collateral Account and release the same, or a portion thereof, only in accordance with Section 6 of the CCI Pledge Agreement

      (b) Nothing contained in this Pledge Agreement shall (i) afford the Pledgor any right to issue entitlement orders with respect to any security entitlement to the Pledged Securities or Collateral Investments or any securities account in which any such security entitlement may be carried, or otherwise afford the Pledgor control of any such security entitlement or (ii) otherwise give rise to any rights of the Pledgor with respect to the Collateral Investments, any security entitlement thereto or any securities account in which any such security entitlement may be carried, other than the Pledgor's rights under this Pledge Agreement as the beneficial owner of Collateral pledged to, subject to the continuing lien thereon, and security interest in favor of CCI and the Collateral Agent therein, and exclusive dominion and control (including, without limitation, control with the meaning of Sections 8-106 and 9-106 of the N.Y. Uniform Commercial Code) thereof, the Collateral Agent in its capacity as such (and not as a securities intermediary). The Pledgor acknowledges, confirms and agrees that the Collateral Agent holds a security entitlement to the Collateral Investments solely as collateral agent for CCI, and indirectly for the Trustee and the Holders and not as a securities intermediary for the Pledgor.

      SECTION 7. Representations and Warranties. The Pledgor hereby represents and warrants, as of the date hereof, that:

      (a) The execution and delivery by the Pledgor of, and the performance by the Pledgor of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or the certificate of incorporation, bylaws or equivalent organizational instruments of the Pledgor or any material agreement or other material instrument binding upon the Pledgor or any of its subsidiaries or any judgment, order or decree of any

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governmental body, agency or court having jurisdiction over the Pledgor or any of its subsidiaries, or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the lien and security interests granted under this Pledge Agreement and the CCI Pledge Agreement; no consent, approval, authorization or order of, or qualification with, and no notice to or filing with, any governmental body or agency or other third party is required (i) for the performance by the Pledgor of its obligations under this Pledge Agreement,
(ii) for the pledge by the Pledgor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest), or (iv) except for any such consents, approvals, authorizations or orders required to be obtained by the Collateral Agent (or the Holders) for reasons other than the consummation of this transaction, for the exercise by the Collateral Agent of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      (b) The Pledgor has the legal power to pledge the Collateral, free and clear of any Lien or adverse claims of any Person (except for the lien and security interests granted under this Pledge Agreement and the CCI Pledge Agreement). No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any public office other than the financing statements, if any, to be filed pursuant to this Pledge Agreement or the CCI Pledge Agreement.

      (c) This Pledge Agreement has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Pledge Agreement by each of CCI, the Trustee and the Collateral Agent and enforceability of this Pledge Agreement against each of CCI, the Trustee and the Collateral Agent in accordance with its terms) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally,
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability, whether arising in equity or at law, and the discretion of the court before which any proceeding therefor may be brought,
(iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 13(b), Section 17.11 and Section 17.15 hereof may be limited by applicable law.

      (d) Upon the delivery to the Collateral Agent of the Collateral in accordance with the terms hereof, the pledge of and grant of a security interest in the Collateral securing the payment of the Obligations for the benefit of CCI and the indirect benefit of the Trustee and the Holders will constitute a valid, first priority, perfected security interest in such Collateral (except, with respect to Collateral in which a security interest is perfected solely as a security interest in proceeds, only to the extent permitted by Section 9-315 of the N.Y. Uniform Commercial Code), enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Collateral from the Pledgor other than as permitted by the CCI Pledge Agreement or the CCI Indenture and the Collateral Agent will

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have control with respect thereto. Upon the establishment of the Collateral
Account pursuant to Section 2 hereof and the deliveries and other actions contemplated by Sections 3 and 4 hereof, all filings and other actions necessary or desirable to perfect and protect such security interest will have been duly taken.

      (e) Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor or any of its subsidiaries is a party or to which any of the properties of the Pledgor or any of its subsidiaries is subject, which, if determined adversely, would materially adversely affect the power or ability of the Pledgor to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

      (f) The pledge of the Collateral pursuant to this Pledge Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

      (g) No Event of Default exists.

      (h) The Pledgor hereby consents to the pledge by CCI to the Collateral Agent (as defined in the CCI Pledge Agreement), for the benefit of the Trustee and for the ratable benefit of the holders of the CCI Notes, of all of Pledgor's right, title and interest in and to the Collateral pursuant to the CCI Pledge Agreement, and acknowledges and agrees that the Collateral Agent may accept and act upon all directions, instructions and entitlement orders from CCI or the Collateral Agent (as so defined) that would otherwise be issued by the Pledgor or the Collateral Agent.

      SECTION 8. Further Assurances. The Pledgor will, promptly upon the request by the Collateral Agent (which request the Collateral Agent may submit at the direction of CCI or the Holders of a majority in aggregate original principal amount of the CCI Notes then outstanding), execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure, all assignments, instruments and other documents, deliver any instruments to the Collateral Agent and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in and to the Collateral, to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Collateral Agent or under the CCI Pledge Agreement) or to effect the purposes of this Pledge Agreement. Without limiting the generality of the foregoing, the Pledgor will, if any Collateral shall be evidenced by a promissory note or other instrument, deliver to the Collateral Agent in pledge hereunder such note or instrument effectively endorsed and accompanied by effectively executed instruments of transfer or assignment; and execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby. The Pledgor also hereby authorizes the Collateral Agent to file any financing or continuation statements, and amendments thereto, in the United States with respect to the Collateral without the signature of the Pledgor (to the extent permitted by applicable law). A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 60 days of receipt of an invoice therefor. The Pledgor also agrees, whether or not requested by the Collateral Agent, to use its reasonable best efforts to perfect or continue the perfection of, or to protect the first priority of, the Collateral Agent's security interest in and to the Collateral, and to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Collateral Agent, the Trustee, or the holders of CCI Notes or under the CCI Pledge Agreement).

      SECTION 9. Covenants. The Pledgor covenants and agrees with the Collateral Agent, Trustee and the Holders that from and after the date of this Pledge Agreement until the Termination Date:

      (a) it will not (and will not purport to) (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral nor
(ii) create or permit to exist any Lien upon or with respect to any of the Collateral (except for the liens and security interests granted under this Pledge Agreement and the CCI Pledge Agreement and any Lien created by or arising through the Collateral Agent) and at all times will have the right to pledge the Collateral, free and clear of any Lien or adverse claims (except for the liens and security interests granted under this Pledge Agreement and the CCI Pledge Agreement and any Lien created by or arising through the Collateral Agent);

      (b) it will not (i) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Trustee's or the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral or
(ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to the Collateral not later than three Business Days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to the Collateral; and

      (c) it will not change its jurisdiction of organization without 30 days' prior written notice to the Collateral Agent.

      SECTION 10. Power of Attorney; Agent May Perform. (a) Subject to the terms of this Pledge Agreement, the Pledgor hereby appoints and constitutes the Collateral Agent as the Pledgor's attorney in fact (with full power of substitution) to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default:

            (i)   collection of proceeds of any Collateral;

            (ii)  conveyance of any item of Collateral to any purchaser thereof;

            (iii) the liquidation of any Collateral pursuant to Section 6(c)
                  hereof;

            (iv)  giving of any notices or recording of any Liens hereof; and

            (v) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole reasonable discretion, and such payments made by the Collateral Agent to become part of the Obligations secured hereby, due and payable immediately upon demand.

      The Collateral Agent's authority under this Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien (to the extent permitted by applicable law), and to take any other actions arising from or necessarily incident to the powers granted to the Trustee or the Collateral Agent in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

      (b) If the Pledgor fails to perform any agreement contained herein, the Collateral Agent may, but is not obligated to, after providing to the Pledgor notice of such failure and five Business Days to effect such performance, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 14.

      SECTION 11. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the security interest of the Collateral Agent for the benefit of CCI and for the indirect benefit of the Trustee and the Holders in and to the Collateral granted hereby and shall not be interpreted to, and shall not impose any duties on, the Collateral Agent in connection therewith other than those expressly provided herein or imposed under applicable law. Except as provided by applicable law or by the CCI Indenture, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords similar property held by the Collateral Agent for similar accounts, it being understood that the Collateral Agent in its capacity as such

      (a) may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and

      (b) shall not have any responsibility for

            (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters,

            (ii) taking any necessary steps for the existence, enforceability or perfection of any security interest of the Collateral Agent or to preserve rights against any parties with respect to any Collateral or

            (iii) except as otherwise set forth in Section 5, investing or reinvesting any of the Collateral, provided, however, that in the case of clause (a) and clause (b) of this sentence, nothing contained in this Pledge Agreement shall relieve the Collateral Agent of any responsibilities as a securities intermediary under applicable law.

      In no event shall the Collateral Agent be liable for the existence, validity, enforceability or perfection of any security interest of the Collateral Agent, or for special, indirect or consequential damages or lost profits or loss of business, arising in connection with this Agreement.

      SECTION 12. Indemnity. The Pledgor shall fully indemnify, hold harmless and defend the Collateral Agent and its directors and officers from and against any and all claims, losses, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, and reasonable legal fees, expenses, and damages arising from the Collateral Agent's appointment and performance as Collateral Agent under this Pledge Agreement, except to the extent that such claim, action, obligation, liability or expense is directly caused by the bad faith, gross negligence or willful misconduct of the Collateral Agent. The provisions of this Section 12 shall survive termination of this Pledge Agreement and the resignation and removal of the Collateral Agent.

      SECTION 13. Remedies upon Event of Default. Subject to Sections 2(a)(iv) and 6(b), if any Event of Default under the CCI Indenture shall have occurred and be continuing and the CCI Notes shall have been accelerated in accordance with the provisions of the CCI Indenture:

      (a) CCI and the Collateral Agent shall have, in addition to all other rights given by law or by this Pledge Agreement or the CCI Pledge Agreement, all of the rights and remedies with respect to the Collateral of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) at that time. The Pledgor acknowledges and agrees that the Collateral Agent may exercise all of the rights and remedies set forth in Section 13 of the CCI Pledge Agreement for the benefit of the Trustee and the ratable benefit of the holders of CCI Notes, all in accordance with the terms of the CCI Pledge Agreement, and hereby makes, with the same force and effect as though fully set forth herein, each of the covenants and agreements made by CCI as the "Pledgor" thereunder.

      (b) The Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to Section 13 of the CCI Pledge Agreement valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to CCI, the Trustee and the Holders, that the Trustee and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

      (c) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter be released (after payment of any amounts payable to the Collateral Agent or the Trustee pursuant to Section 14) to the Trustee for distribution to the Holders in accordance with the terms of the CCI Indenture.

      (d) The Collateral Agent may, but is not obligated to, exercise any and all rights and remedies of the Pledgor in respect of the Collateral.

      (e) Subject to and in accordance with the terms of this Pledge Agreement, all payments received by the Pledgor in respect of the Collateral (except any Collateral released to the Pledgor in accordance with the terms hereof) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

      (f) The Collateral Agent may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Obligations against the Collateral Account or any part thereof.

      SECTION 14. Fees and Expenses. The Pledgor agrees to pay to Collateral Agent the fees as may be agreed upon from time to time in writing. The Pledgor will upon demand pay to the Trustee and the Collateral Agent the amount of any and all expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Trustee and the Collateral Agent, that the Trustee and the Collateral Agent may incur in connection with:

      (a) the review, negotiation and administration of this Pledge Agreement,

      (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,

      (c) the exercise or enforcement of any of the rights of CCI, the Collateral Agent, the Trustee and the Holders hereunder or

      (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

      SECTION 15. Security Interest Absolute. All rights of CCI, the Collateral Agent, the Trustee and the Holders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of the Mirror Note or any other agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Mirror Note;

      (c) any exchange, surrender, release or non perfection of any Liens on any other collateral for all or any of the Obligations;

      (d) any change, restructuring or termination of the corporate structure or the existence of the Pledgor or any of its subsidiaries;

      (e) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Pledge Agreement; or

      (f) any manner of application of other collateral, or proceeds thereof, to all or any item of the Obligations, or any manner of sale or other disposition of any item of Collateral for all or any of the Obligations.

      SECTION 16. Collateral Agent's Representations, Warranties and Covenants. The Collateral Agent (in its capacity as securities intermediary) represents and warrants that it is as of the date hereof, and it agrees that for so long as it maintains the Collateral Account and acts as the securities intermediary pursuant to this Pledge Agreement it shall be a securities intermediary and a FRBMN Member. In furtherance of the foregoing, the Collateral Agent (in such capacity) hereby:

      (a) represents and warrants that it is a commercial bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder and with respect to the Collateral Account;

      (b) represents and warrants that it maintains a FRBMN Member Securities Account with the FRBMN;

      (c) agrees that the Collateral Account shall be an account to which financial assets may be credited, and undertakes to treat the Collateral Agent (in its capacity as such) as entitled to exercise rights that comprise (and entitled to the benefits of) such financial assets, and entitled to exercise the rights of an entitlement holder in the manner contemplated by the N.Y. Uniform Commercial Code;

      (d) hereby represents that, subject to applicable law and except as contemplated by the CCI Pledge Agreement, (i) it has not granted, and covenants that so long as it acts as a securities intermediary hereunder it shall not grant, control (including without limitation, control within the meaning of Sections 8-106 and 9-106 of the N.Y. Uniform Commercial Code) over or with respect to any Collateral credited to any Collateral Account from time to time to, (ii) it has not acknowledged, and will not acknowledge, that is has or is holding or maintaining control over any Collateral on behalf of, and (iii) it has not transferred, and will not transfer, any right or interest in any Collateral to, any other Person other than the Collateral Agent (in its capacity as such);

      (e) covenants that it shall not, subject to applicable law, knowingly take any action inconsistent with, and represents and covenants that it is not and so long as this Pledge Agreement remains in effect will not knowingly become, party to any agreement the terms of which are inconsistent with, the provisions of this Pledge Agreement;

      (f) agrees that any item of property credited to the Collateral Account shall be treated as a financial asset;

      (g) agrees that any item of Collateral credited to the Collateral Account shall not be subject to any security interest, Lien or right of set off in favor of it as securities intermediary, except pursuant to the CCI Pledge Agreement or as may be otherwise expressly permitted under the CCI Indenture (and in such capacity shall take such actions as shall be necessary and appropriate to cause such Collateral to remain free of any Lien or security interest of any underlying securities intermediary through which it holds such Collateral or any security entitlement thereto);

      (h) agrees to maintain the Collateral Account and maintain appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Pledge Agreement;

      (i) hereby agrees (and the Pledgor and the Collateral Agent (in its capacity as Collateral Agent) agree) that the "securities intermediary's jurisdiction," for purposes of Section 8-110(e) of the N.Y. Uniform Commercial Code and Section 357.11 of the Treasury Regulations or the corresponding U.S. federal regulations as they pertain to this Pledge Agreement, in respect of the Collateral Account and any security entitlements relating thereto, shall be the State of New York and that it has not and will not enter into any agreement providing that the law of any other jurisdiction shall govern the Collateral Account;

      (j) agrees that, with respect to any Collateral that constitutes a security entitlement, it shall comply with the provisions of Section 3(c)(i) or
(ii) of this Pledge Agreement and, with respect to any Collateral that constitutes a securities account, it shall comply with the provisions of Section 3(c)(i) or (ii) of this Pledge Agreement with respect to all security entitlements carried in such securities account; and

      (k) agrees that if its jurisdiction as securities intermediary shall change from that jurisdiction specified in Section 16(i), it will promptly notify the Collateral Agent and the Trustee of such change and of such new jurisdiction.

      SECTION 17. Miscellaneous Provisions.

      17.1 Notices. Any notice, approval, direction, consent or other communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

      if to the Pledgor:

      Charter Communications Holding Company, LLC
      12405 Powerscourt Drive
      St. Louis, Missouri 63131
      Telecopier No.: (314) 965-8793
      Attention: Secretary

      with a copy to:

      Irell & Manella LLP
      1800 Avenue of the Stars, Suite 900
      Los Angeles, CA 90046
      Telecopier No.: (310)203-7199
      Attention: Meredith Jackson

      if to CCI:

      Charter Communications, Inc.
      12405 Powerscourt Drive
      St. Louis, Missouri 63131
      Telecopier No.: (314) 965-8793
      Attention: Secretary

      if to the Collateral Agent:

      Wells Fargo Bank, N.A.
      Corporate Trust Services
      Sixth & Marquette; N9303-120
      Minneapolis, MN 55479
      Attention: Corporate Trust Services
      Telecopier No.: (612) 667-9825

      if to the Trustee:

      Wells Fargo Bank, N.A.
      Corporate Trust Services
      Sixth & Marquette; N9303-120
      Minneapolis, MN 55479
      Attention: Corporate Trust Services
      Telecopier No.: (612) 667-9825

or, as to any such party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section . All such notices and other communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

      17.2 No Adverse Interpretation of Other Agreements. This Pledge Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor or any subsidiary thereof. No such pledge, security or debt agreement (other than the CCI Pledge Agreement and the CCI Indenture) may be used to interpret this Pledge Agreement.

      17.3 Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

      17.4 Headings. The headings in this Pledge Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

      17.5 Counterpart Originals. This Pledge Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

      17.6 Benefits of Pledge Agreement. Nothing in this Pledge Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement.

      17.7 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Pledge Agreement and any consent to any departure by the Pledgor, the Trustee or the Collateral Agent or from any provision of this Pledge Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the CCI Pledge Agreement and the CCI Indenture, and none of CCI, the Trustee, the Collateral Agent, the Pledgor, or any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of CCI, the Trustee, the Pledgor, the Collateral Agent or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by CCI, the Trustee, the Pledgor, the Collateral Agent or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that CCI, the Trustee, the Pledgor, the Collateral Agent or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      17.8 [RESERVED]

      17.9 Continuing Security Interest; Termination.

      (a) This Pledge Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in the CCI Pledge AGreement or in this Pledge Agreement, remain in full force and effect until the Termination Date. This Pledge Agreement shall be binding upon the parties hereto and their respective transferees, successors and assigns, and shall inure, together with the rights and remedies of the Trustee and the Collateral Agent hereunder, to the benefit of CCI and the indirect benefit of the Trustee, the Collateral Agent, the Pledgor, the Holders and their respective successors, transferees and assigns.

      (b) Upon the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. At such time, the Collateral Agent shall promptly reassign and redeliver to the Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms of this Pledge Agreement and the CCI Pledge Agreement and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent or the Trustee in its capacity as such, except as to the absence of any Liens on the Collateral created by or arising through the Collateral Agent or the Trustee, and shall be at the reasonable expense of the Pledgor.

      17.10 Survival Provisions. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement. The obligations of the Pledgor under Sections 12 and 14 hereof and the obligations of the Collateral Agent under Section 17.9(b) hereof shall survive the termination of this Pledge Agreement.

      17.11 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the CCI Pledge Agreement.

      17.12 Authority of the Collateral Agent.

      (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or attorneys, shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement or the CCI Pledge Agreement, neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be liable to the Pledgor for any action taken or omitted to be taken by the Collateral Agent, in its capacity as Collateral Agent, hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Collateral Agent shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely conclusively on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Collateral Agent shall have no duty to cause any financing statement or continuation statement to be filed in respect of the Collateral. Neither the Trustee nor the Collateral Agent makes any representation with respect to the sufficiency of the Collateral. All parties hereto agree and acknowledge that the recitals are statements of the Pledgor and that neither the Trustee nor the Collateral Agent are responsible therefor.

      (b) The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent (as defined in the CCI Pledge Agreement) and CCI, be governed by the CCI Pledge Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for CCI, with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

      17.13 Final Expression. This Pledge Agreement, together with the Mirror Note, the CCI Pldge Agreement and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Pledge Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

      17.14 Rights of Holders. No Holder shall have any independent rights hereunder; provided that nothing in this subsection shall limit any rights granted to the Trustee under the CCI Pledge Agreement, the CCI Notes or the CCI Indenture.

      17.15 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES. (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE TRUSTEE, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING, THE MATTERS IDENTIFIED IN 31 C.F.R.

SECTIONS 357.10 AND 357.11 (AS IN EFFECT ON THE DATE OF THIS PLEDGE AGREEMENT) SHALL BE GOVERNED SOLELY BY THE LAWS SPECIFIED THEREIN.

      (b) THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT AND FOR ACTIONS BROUGHT UNDER THE U.S. FEDERAL OR STATE SECURITIES LAWS BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK (EACH A "NEW YORK COURT") AND CONSENTS THAT ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE MADE BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE PLEDGOR AT THE ADDRESS INDICATED IN SECTION 17.1. EACH OF THE PARTIES HERETO SUBMITS TO THE JURISDICTION OF ANY NEW YORK COURT AND TO THE COURTS OF ITS CORPORATE DOMICILE WITH RESPECT TO ANY ACTIONS BROUGHT AGAINST IT AS DEFENDANT IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE PLEDGOR, THE TRUSTEE, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LAYING OF VENUE, INCLUDING ANY PLEADING OF FORUM NON CONVENIENS, WITH RESPECT TO ANY SUCH ACTION AND WAIVES ANY RIGHT TO WHICH IT MAY BE ENTITLED ON ACCOUNT OF PLACE OF RESIDENCE OR DOMICILE.

      (c) THE PLEDGOR AGREES THAT THE TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR THE COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE COLLATERAL, AS THE CASE MAY BE) TO ENABLE THE TRUSTEE TO REALIZE ON SUCH COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE TRUSTEE. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS IN ANY PROCEEDING BROUGHT BY THE TRUSTEE TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE TRUSTEE, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED.

      (d) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER NOR (EXCEPT AS OTHERWISE PROVIDED IN THIS PLEDGE AGREEMENT OR THE INDENTURE) THE COLLATERAL AGENT IN ITS CAPACITY AS COLLATERAL AGENT SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED

TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS PLEDGE AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE TRUSTEE OR SUCH HOLDER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH HOLDERS, AS THE CASE MAY BE, CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

      (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE, THE COLLATERAL AGENT OR ANY HOLDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER PERTAINING TO THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT ENTERED IN FAVOR OF THE TRUSTEE, THE COLLATERAL AGENT OR ANY HOLDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR, ON THE ONE HAND, AND THE TRUSTEE, THE COLLATERAL AGENT AND/OR THE HOLDERS, ON THE OTHER HAND.

      17.16 Effectiveness. This Pledge Agreement shall become effective upon the effectiveness of the CCI Indenture.

      IN WITNESS WHEREOF, the Pledgor, CCI, the Trustee and the Collateral Agent have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                               Pledgor:

                               Charter Communications Holding Company, LLC

                               By:   /s/ Derek Chang
                                     -------------------------------------------
                                     Name:
                                     Title:

                               CCIr:

                               Charter Communications, Inc.

                               By:   /s/ Derek Chang
                                     -------------------------------------------
                                     Name:
                                     Title:
                               Trustee:

                               Wells Fargo Bank, N.A.,
                                 as Trustee

                               By:    /s/ Timothy P. Mowdy
                                      ------------------------------------------
                                      Name:  Timothy P. Mowdy
                                      Title: Assistant Vice President

                               Collateral Agent:

                               Wells Fargo Bank, N.A.,
                                 as Collateral Agent

                               By:    Timothy P. Mowdy
                                      ------------------------------------------
                                      Name:  Timothy P. Mowdy
                                      Title: Assistant Vice President

                                   SCHEDULE I

PART I
PLEDGED SECURITIES

                                                                       Original                 Cost at
Description of Debt          CUSIP No(s).      Final Maturity      Principal Amount         Time of Delivery
-------------------          ------------      --------------      ----------------         ----------------
   Treasury Strip              912820ER4          05/15/05          $24,352,000.00           $24,087,020.82
   Treasury Strip              912820BQ9          11/15/05          $25,337,000.00           $24,718,493.42
   Treasury Strip              912820BS5          05/15/06          $25,337,000.00           $24,352,428.50
   Treasury Strip              912820GQ4          11/15/06          $25,337,000.00           $23,953,221.77
   Treasury Strip              912820BX4          05/15/07          $25,337,000.00           $23,554,837.56
   Treasury Strip              912820HK6          11/15/07          $25,337,000.00           $23,115,662.66

PART II

Issuer of                      Description of       Securities Intermediary          Securities Account
Financial Asset               Financial Asset         (Name and Address)            (Number and Location)
---------------               ---------------       -----------------------         ----------------------
U.S. Government                Treasury Strip       Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.
                                                    Sixth & Marquette, N9303-120,   Account No. 16781601
                                                    Minneapolis, MN 55479
U.S. Government                Treasury Strip       Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.
                                                    Sixth & Marquette,              Account No. 16781601
                                                    N9303-120,
                                                    Minneapolis, MN 55479

U.S. Government                Treasury Strip       Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.
                                                    Sixth & Marquette,              Account No. 16781601
                                                    N9303-120,
                                                    Minneapolis, MN 55479

U.S. Government                Treasury Strip       Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.
                                                    Sixth & Marquette,              Account No. 16781601
                                                    N9303-120,
                                                    Minneapolis, MN 55479

U.S. Government                Treasury Strip       Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.
                                                    Sixth & Marquette,              Account No. 16781601
                                                    N9303-120,
                                                    Minneapolis, MN 55479

U.S. Government                Treasury Strip       Wells Fargo Bank, N.A.          Wells Fargo Bank, N.A.
                                                    Sixth & Marquette,              Account No. 16781601
                                                    N9303-120,
                                                    Minneapolis, MN 55479

                                      I-1